SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

MOA FUNDS CORPORATION

DATED AS OF AUGUST 23, 2024

Changes to Portfolio Managers of MoA Small Cap Growth Fund and MoA All America Fund – small cap growth and mid-cap core segments

Effective on August 23, 2024, Marguerite Wagner, Executive Vice President of the Adviser, will retire from Mutual of America Capital Management LLC. Thad Pollock, Executive Vice President of the Adviser, will assume the roles of Portfolio Managers of the MoA Small Cap Growth Fund and the small cap growth and mid-cap core segments of the MoA All America Fund. Duygu Akyatan, Senior Vice President of the Adviser, will assume the roles of Portfolio Managers of the MoA Small Cap Growth Fund and the small cap growth segment of the MoA All America Fund.

Disclosure relating to Ms. Wagner is replaced with Ms. Akyatan on page 32 under the sub-heading Portfolio Manager Compensation – Adviser.

Disclosure relating to Ms. Wagner is deleted on page 35 and 37 under the sub-heading Other Information – Adviser, and the following is added:

Duygu Akyatan - Senior Vice President

•	Length of Service: 19 years at Adviser, 29 years of investment experience

•	Role: Director of Equity Research with a focus on the healthcare industry and a Portfolio Manager of the MoA Small Cap Growth Fund and small cap growth segment of the MoA All America Fund.

•	Education: Undergraduate, Bryn Mawr College